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                                WAIVER AGREEMENT

      This Agreement is made and entered into as of November __, 1998, by and among Mission West Properties, a California corporation (the "Company"), Mission West Properties, L.P., a Delaware limited partnership ("MWP"), Mission West Properties, L.P. I, a Delaware limited partnership ("MWP I"), Mission West
Properties, L.P. II, a Delaware limited partnership ("MWP II"), Mission West Properties, L.P. III, a Delaware limited partnership ("MWP III"), and each of the Berg Group parties identified on the signature pages hereof (the "Berg Group Parties").

                                    RECITALS

      This Agreement is made and entered into as of November __, 1998, by and among Mission West Properties, a California corporation (the "Company"), Mission West Properties, L.P., a Delaware limited partnership ("MWP"), Mission West Properties, L.P. I, a Delaware limited partnership ("MWP I"), Mission West
Properties, L.P. II, a Delaware limited partnership ("MWP II"), Mission West Properties, L.P. III, a Delaware limited partnership ("MWP III"), and each of the Berg Group parties identified on the signature pages hereof (the "Berg Group Parties").

                                    RECITALS

      WHEREAS, the Company is liable to each of MWP, MWPI, MWPII and MWPIII (the "Operating Partnerships") under the terms of a Partnership Interest Purchase Demand Note ("Demand Note") dated as of July 1, 1998, which may be called on demand upon the earlier of the Company's closing of certain private placement transactions involving the sale of common stock of the Company (the "Private Placement") and the second anniversary of the issuance date of each Demand Note.

      WHEREAS, the Company is the sole general partner of each of the Operating Partnerships and has acquired such interest from the Operating Partnerships and has entered into that and other transactions, directly or indirectly, with the Berg Group Parties in order to organize itself as an Umbrella Partnership Real Estate Investment Trust ("UPREIT") entity.

      WHEREAS, the Berg Group Parties own and have acquired units of limited partnership interests ("L.P. Units") of the Operating Partnerships that collectively represent at least 50% of the total number of L.P. Units currently outstanding in each of the Operating Partnerships.

      WHEREAS, demand under the Demand Notes can be made by action of the holders of a majority of the L.P. Units of each Operating Partnership.

      WHEREAS, upon the approval of the shareholders of the Company of an Exchange Rights Agreement the L.P. Units may be exchanged by the holders thereof for common stock ("Common Stock") of the Company under certain circumstances.

      WHEREAS, the offer and sale of L.P. Units to the Berg Group and the offer and sale of Common Stock in exchange for the L.P. Units has not been registered under the Act pursuant to the exemption provided under Section 4(2) of the Act.

      WHEREAS, the Berg Group Parties desire that the Company form an UPREIT and have entered into the related transactions with the Company and the Operating Partnerships to benefit themselves.

      WHEREAS, the parties hereto believe that it is in their mutual interest for the Berg Group Parties to waive certain rights that may present a financial risk to the Company.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties agree as follows:

1. NON-EXEMPT OFFERING CLAIMS. The Berg Group Parties hereby acknowledge and agree that the offer and sale to them of the L.P. Units and the proposed offer and sale of Common Stock in exchange therefor were made pursuant to an exempt private placement transaction within the meaning of Section 4(2) of the Act. Each of the undersigned Berg Group Parties hereby waives any claim that he, she or it might have against the Company or the Operating Partnerships with respect to any failure to register such offers and sales pursuant to Section 5 of the Act, and each agrees not to initiate or join any action, suit or proceeding, including any counterclaim, against the Company or any of the Operating
Partnerships which seeks recovery of any damages or property based upon any allegation that such offers and sales should have been so registered. Each of the Berg Group Parties further agrees not to take action against the Operating Partnerships based upon any allegation that offers and sales of L.P. Units to them should have been qualified under the California Corporate Securities Law of 1968, as amended.

2. WAIVER OF DEMAND. In the event the Company closes the Private Placement prior to the second anniversary of the date of issuance of the Demand Notes and is unable to repay the full principal amount thereof after application of the proceeds of the Private Placement and of any line of credit then available to the Company, the undersigned Berg Group Parties agree not to take action to make a demand under any Demand Note prior to the second anniversary of the date of its issuance.

3. MISCELLANEOUS. This Agreement and (unless otherwise provided) any waivers and consents hereunder shall be governed by the laws of the State of California, without regard to the conflict of laws principles thereof. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter contained herein, and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subject matter, provided that each party hereto hereby agrees to take such other actions and execute such additional documents as may be necessary to effectuate the terms of this Agreement. This Agreement may be executed in counterparts and delivered by electronic facsimile transmission, and each signed counterpart transmitted by electronic facsimile shall be considered an original, but all of which together shall constitute the same instrument. Any provision of this Agreement may be waived or modified only with the written consent of all parties hereto. If any provision of this Agreement shall be determined to be invalid, it shall be severed from this Agreement and the remaining provisions of this Agreement shall remain in full force and effect.



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                       SIGNATURE PAGES OF WAIVER AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the first date written above, and a party's signature hereon in any capacity shall constitute such party's execution of this Agreement in all capacities which the party holds for purposes of this Agreement.

MISSION WEST PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP

      By:  Mission West Properties, a California corporation
      Its: General Partner

      By: _________________________________
          Michael J. Anderson
          Its: Vice President and Chief Operating Officer


1981 KARA ANN BERG TRUST

      By: _________________________________
          Clyde J. Berg, Trustee


SONYA L. BERG TRUST

      By: _________________________________
          Thelmer Aalgaard, Trustee


SHERRI L. BERG TRUST

      By: _________________________________
          Thelmer Aalgaard, Trustee


MISSION WEST PROPERTIES, L.P. I, A DELAWARE LIMITED PARTNERSHIP

      By:  Mission West Properties
      Its: General Partner

      By: _________________________________
          Michael J. Anderson
          Its: Vice President and Chief Operating Officer


BERG LIVING TRUST UTA DATED MAY 1, 1981

      By: _________________________________
          Carl E. Berg
          Its: Trustee


      By: _________________________________
          Mary Ann Berg
          Its: Trustee


CLYDE J. BERG, TRUSTEE, 1995 CLYDE J. BERG REVOCABLE TRUST, DATED APRIL 4, 1995

      By: _________________________________
          Clyde J. Berg
          Its: Trustee


CLYDE J. BERG, TRUSTEE, CARL BERG CHILD'S TRUST UTA DATED JUNE 2, 1978

      By: _________________________________
          Clyde J. Berg
          Its: Trustee


MISSION WEST PROPERTIES, L.P. II, A DELAWARE LIMITED PARTNERSHIP

      By:  Mission West Properties limited liability
      Its: General Partner

      By: _________________________________
          Michael J. Anderson
          Its: Vice President and Chief Operating Officer


          _________________________________
          CARL E. BERG


          _________________________________
          MARY ANN BERG


          _________________________________
          CLYDE J. BERG




BACCARAT FREMONT DEVELOPERS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY

      By: _________________________________
          Michael L. Knapp
          Its: Managing Member


BACCARAT CAMBRIAN, A CALIFORNIA GENERAL PARTNERSHIP

      By: _________________________________
          Carl E. Berg
          Its: General Partner

BERG & BERG ENTERPRISES INC., A CALIFORNIA CORPORATION

      By: _________________________________
          Carl E. Berg
          Its: President


DE ANZA OFFICE PARTNERS, A CALIFORNIA GENERAL PARTNERSHIP

      By: _________________________________
          Carl E. Berg
          Its: General Partner


MISSION WEST PROPERTIES, L.P. III, A DELAWARE LIMITED PARTNERSHIP


      By:  Mission West Properties, a California corporation
      Its: General Partner

      By: _________________________________
          Michael J. Anderson
          Its: Vice President and Chief Operating Officer